UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                               FORM N-CSRS


          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06540

Name of Fund:  MuniYield Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniYield Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 04/30/05

Item 1 -   Report to Stockholders


MuniYield Insured Fund, Inc.


Semi-Annual Report
April 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available
(1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniYield Insured Fund, Inc.
Box 9011
Princeton, NJ  08543-9011


(GO PAPERLESS LOGO)
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MuniYield Insured Fund, Inc.


The Benefits and Risks of Leveraging


MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse float-ers"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of April 30, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 13.84%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2005



A Letter From the President


Dear Shareholder

Financial markets faced a number of crosscurrents over the past several months, but most major benchmarks managed to post positive returns for the annual and semi-annual reporting periods ended April 30, 2005:


Total Returns as of April 30, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +3.28%        + 6.34%
Small-cap U.S. equities (Russell 2000 Index)                            -0.15%        + 4.71%
International equities (MSCI Europe Australasia Far East Index)         +8.71%        +14.95%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.98%        + 5.26%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.93%        + 6.81%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.65%        + 6.92%

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product growth for the first quarter of 2005 came in at an estimated 3.1% (although that figure was later revised upward to 3.5%). Nevertheless, the Federal Reserve Board continued increasing interest rates at a measured pace to combat emergent inflation. The most recent hike came on May 3, and brought the federal funds rate to 3%. Recently, signs of inflation have taken the form of rising business costs and increasing consumer prices, particularly in the areas of gasoline, healthcare, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in 2005. The market weakness was largely fueled by the potential for slowing economic and corporate earnings growth, renewed energy price concerns and a lack of investor conviction. On the positive side, certain sectors of the market have been performing well (particularly energy) and corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. International equities, especially in Asia, have benefited from higher economic growth rates.

In the bond market, we witnessed a yield curve flattening trend over the past several months as short-term yields increased and longer-term interest rates remained more stable or fell. At the end of April 2005, the two-year Treasury note yielded 3.66% and the 10-year Treasury note yielded 4.21%, a difference of 55 basis points (.55%). This compared to a spread of 149 basis points six months earlier and 222 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MUNIYIELD INSURED FUND, INC., APRIL 30, 2005



A Discussion With Your Fund's Portfolio Manager


We focused primarily on protecting the Fund's net asset value and providing shareholders with above-average income.


Describe the recent market environment relative to municipal bonds.

Amid significant volatility, long-term bond yields moved lower over the past six months as shorter-term interest rates increased. For all of 2004, real gross domestic product (GDP) grew at an annualized rate of 4.4%, well ahead of 2003's annual rate of 3%. An advanced estimate of first quarter 2005 GDP growth came in at an unexpectedly low 3.1%, although that figure was later revised upward to 3.5%.

It appeared that continued economic improvements were generally disregarded as investors focused on inflationary trends, currency-related demand for long-term U.S. securities, and interest rate action on the part of the Federal Reserve Board (the Fed). During the past six months, 30-year Treasury bond yields declined 28 basis points (.28%) to 4.51%, while 10-year Treasury note yields rose 16 basis points to 4.21%. The Fed, in the meantime, continued to raise short-term interest rates at each of its meetings throughout the period, and most recently increased the federal funds rate from 2.75% to 3% on May 3. As short-term interest rates rose while longer-term interest rates fell, the yield curve continued to flatten.

Tax-exempt bond yields exhibited a similar pattern during the period. Yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 14 basis points to 4.83%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 23 basis points to 4.37%, while AAA-rated bonds maturing in 10 years saw their yields rise 17 basis points to 3.57% during the six-month period.

Over the past six months, more than $186 billion in tax-exempt bonds was underwritten, an increase of 7.5% versus the same period a year earlier. Issuance so far in 2005 has been boosted by a 32% increase in refunding issues as municipalities have sought to refinance existing higher-coupon debt. These refunding issues have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained generally positive during the period. Investment Company Institute statistics indicate that, year-to-date through March 31, 2005, net new cash flows into long-term municipal bond funds exceeded $1.3 billion. This represented a significant improvement from the $516 million seen during the same period in 2004. However, AMG Data Services reports that recent weekly figures for the month of April have shown a modest reversal in the positive flows seen in the first three months of the year.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2005, the Common Stock of MuniYield Insured Fund, Inc. had net annualized yields of 6.17% and 6.66%, based on a period-end per share net asset value of $15.72 and a per share market price of $14.56, respectively, and $.481 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.34%, based on a change in per share net asset value from $15.59 to $15.72, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +2.67% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

The Fund's outperformance can be attributed to a few factors, including security selection, favorable timing and our focus on the long end of the municipal yield curve. As the yield curve flattened considerably over the past six months, long-term bonds outperformed shorter-term issues, and our focus on this sector of the curve enhanced Fund results.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2005



What changes were made to the portfolio during the period?

During the past six months, we focused primarily on protecting the Fund's net asset value and providing shareholders with above-average income. To that end, we continued to emphasize purchases of premium-coupon bonds with longer maturities, usually in the 20-year - 30-year range. Our observations have revealed a "twisted" yield curve, with yields on longer bonds decreasing and yields on shorter bonds - those with maturities of 20 years and less - increasing. Given that bond prices move in the opposite direction of yields, the result has been that bonds on the long end of the municipal yield curve performed well while short-term bonds lagged. The long end also experienced less volatility than the shorter end; therefore, moving further out on the curve helped to dampen the Fund's price volatility.

Another strategy employed during the period was to adopt a more "barbelled" structure for the portfolio. This involved purchasing bonds with 10-year maturities to balance our emphasis on longer-term bonds. This strategy was not effective, however, as the 10-year portion of the yield curve suffered most as the yield curve continued to flatten. We eventually replaced these holdings with additional longer-maturity premium bonds. Finally, we added to the Fund's holdings in uninsured California general obligation bonds at what we believed were relatively attractive yields compared to the overall municipal market. This contributed to Fund performance as California municipal bonds outperformed the broader market during the period.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 1.53% for Series A, 1.61% for Series B, 1.83% for Series C, 1.89% for Series D, 1.76% for Series E,
1.64% for Series F, 1.79% for Series G, 1.84% for Series H and 1.85% for Series I. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.02% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We remain somewhat cautious in our outlook for the municipal market in the months ahead. Inflationary data could prove troubling to the Fed, which at its March meeting expressed greater concern about rising prices. Our view is that the Fed will continue to steadily increase the federal funds rate toward 3.5% - 3.75% by the end of the year. All else being equal, we believe the municipal bond market is well positioned to outperform other fixed income markets given an expected decrease in supply with no loss of demand.

Against this backdrop, we intend to maintain our focus on premium-coupon issues in the 20-year - 30-year maturity range. Given the dramatic flattening of the yield curve over the past six months, we feel that this maturity range provides the best current yields for the corresponding level of duration risk. It is also our intention to concentrate future purchases in the securities of high-tax states, such as New York, New Jersey and California. Because of the relatively high state income taxes imposed by these states, their securities typically meet with strong retail demand. This creates a solid technical market for these securities, leading to better liquidity. Importantly, these strategies will be pursued while maintaining a focus on a high degree of credit quality.


William R. Bock
Vice President and Portfolio Manager


May 26, 2005



MUNIYIELD INSURED FUND, INC., APRIL 30, 2005



Proxy Results


During the six-month period ended April 30, 2005, MuniYield Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:

                                                                                    Shares Voted            Shares Withheld
                                                                                        For                   From Voting
1. To elect the Fund's Directors:        Robert C. Doll, Jr.                         38,040,025                 883,467
                                         Joe Grills                                  37,976,967                 946,525
                                         Herbert I. London                           38,027,738                 895,754
                                         Roberta Cooper Ramo                         38,008,496                 914,996
                                         Stephen B. Swensrud                         37,974,974                 948,518


                                                                          Shares Voted       Shares Voted     Shares Voted
                                                                              For              Against          Abstain
2. To approve an amendment to fundamental investment restrictions.         27,499,426         1,234,938         922,694


During the six-month period ended April 30, 2005, MuniYield Insured Fund,
Inc.'s Preferred Stock shareholders (Series A - I) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005, at which time it passed. A description of the proposals and number of shares voted were as follows:

                                                                                    Shares Voted            Shares Withheld
                                                                                        For                   From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr., James H. Bodurtha,
   Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr.
   and Stephen B. Swensrud                                                             16,042                     121


                                                                          Shares Voted       Shares Voted     Shares Voted
                                                                              For              Against          Abstain
2. To approve an amendment to fundamental investment restrictions.           21,655              734              339



Portfolio Information as of April 30, 2005


                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

AAA/Aaa                                          85.3%
AA/Aa                                            0.2
A/A                                             10.4
BBB/Baa                                          1.5
NR (Not Rated)                                   2.1
Other*                                           0.5

*Includes portfolio holdings in variable rate demand notes.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Schedule of Investments                                                                                            (In Thousands)
                    Face
State               Amount    Municipal Bonds                                                                            Value
Alabama--0.5%      $ 4,500    Jefferson County, Alabama, Limited Obligation School Warrants, Series A, 5.50%
                              due 1/01/2021                                                                            $    4,932

Alaska--1.5%         3,695    Alaska Energy Authority, Power Revenue Refunding Bonds (Bradley Lake), Fourth
                              Series, 6% due 7/01/2018 (g)                                                                  4,400
                    11,280    Alaska State Housing Finance Corporation, Revenue Refunding Bonds, Series A, 5.875%
                              due 12/01/2024 (d)(i)(j)                                                                     11,668

California--35.2%   10,000    Alameda Corridor Transportation Authority, California, Capital Appreciation Revenue
                              Refunding Bonds, Subordinate Lien, Series A, 5.473%** due 10/01/2012 (a)                      7,353
                    13,025    Alhambra, California, Unified School District, GO (Election of 2004), Series A, 5%
                              due 8/01/2029 (c)                                                                            13,785
                     5,000    Antioch, California, Public Finance Authority, Lease Revenue Refunding Bonds
                              (Municipal Facilities Project), Series A, 5.50% due 1/01/2032 (i)                             5,411
                    10,000    California Infrastructure and Economic Development Bank, Bay Area Toll Bridges Revenue
                              Bonds, First Lien, Series A, 5% due 7/01/2025 (c)                                            10,617
                              California State Department of Water Resources, Power Supply Revenue Bonds, Series A:
                     5,750       5.125% due 5/01/2018 (i)                                                                   6,267
                    10,000       5.25% due 5/01/2020 (i)                                                                   10,906
                     3,675       5.375% due 5/01/2021                                                                       4,002
                    12,010       5.375% due 5/01/2022 (i)                                                                  13,310
                              California State, GO, DRIVERS (i)(k):
                     7,450       Series 556, 7.695% due 11/01/2011                                                          8,835
                     6,450       Series 557, 7.695% due 4/01/2012                                                           7,717
                     5,000    California State, GO, Refunding, RIB, Series 471x, 7.76% due 9/01/2024 (i)(k)                 5,901
                              California State Public Works Board, Lease Revenue Bonds:
                     5,500       (Department of Corrections), Series C, 5.25% due 6/01/2028                                 5,827
                     3,755       (Department of General Services), Series D, 5.25% due 6/01/2028                            3,978
                     5,250       (Department of Mental Health--Coalinga State Hospital), Series A, 5.125% due 6/01/2029     5,472
                    12,000    California State, Various Purpose, GO, 5.25% due 11/01/2029                                  12,770
                    32,000    California State, Various Purpose, GO, Refunding, 5% due 6/01/2034                           33,108
                     7,740    California Statewide Communities Development Authority, Health Facility Revenue Bonds
                              (Memorial Health Services), Series A, 6% due 10/01/2023                                       8,788
                     4,205    California Statewide Communities Development Authority, Water Revenue Bonds (Pooled
                              Financing Program), Series C, 5.25% due 10/01/2034 (g)                                        4,485
                     3,905    Clovis, California, Public Financing Authority, Wastewater Revenue Bonds, 5% due
                              8/01/2035 (i)                                                                                 4,096
                     7,500    Desert Sands, California, Unified School District, GO (Election of 2001), 5% due
                              6/01/2029 (g)                                                                                 7,897
                     5,800    Fairfield-Suisun, California, Unified School District, GO (Election of 2002), 5.50%
                              due 8/01/2028 (i)                                                                             6,429
                     5,015    Gavilan, California, Joint Community College District, GO, DRIVERS, Series 587-Z,
                              7.695% due 8/01/2012 (a)(k)                                                                   6,103
                              Golden State Tobacco Securitization Corporation of California, Tobacco Settlement
                              Revenue Bonds:
                     6,000       DRIVERS, Series 726, 7.945% due 12/01/2010 (c)(k)                                          7,171
                    13,500       RIB, Series 920X, 7.76% due 6/01/2033 (c)(k)                                              16,001
                     1,500       Series B, 5.50% due 6/01/2033                                                              1,615
                     2,500       Series B, 5.50% due 6/01/2043                                                              2,661
                    12,155    Huntington Beach, California, Union High School District, GO (Election of 2004), 5%
                              due 8/01/2029 (g)                                                                            12,808
                     1,000    Long Beach, California, Harbor Revenue Refunding Bonds, AMT, Series B, 5.20% due
                              5/15/2027 (i)                                                                                 1,059
                     5,000    Los Angeles, California, Harbor Department Revenue Bonds, RITR, AMT, Series RI-7,
                              9.015% due 11/01/2026 (i)(k)                                                                  5,551
                              Los Angeles, California, Unified School District, GO:
                     6,265       DRIVERS, Series 261, 7.499% due 7/01/2022 (c)(k)                                           7,253
                    28,800       Series A, 5% due 1/01/2028 (i)                                                            30,256
                    12,775    Los Angeles, California, Water and Power Revenue Bonds (Power System), Series B, 5%
                              due 7/01/2035 (g)                                                                            13,296


Portfolio Abbreviations


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes



MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                                (In Thousands)
                    Face
State               Amount    Municipal Bonds                                                                            Value
California         $ 4,650    Madera, California, Unified School District, Capital Appreciation, GO (Election
(concluded)                   of 2002), 5.23%** due 8/01/2029 (c)                                                      $    1,369
                              Napa Valley, California, Community College District, Capital Appreciation, GO
                              (Election of 2002), Series B (i):
                     5,000       5.279%** due 8/01/2027                                                                     1,659
                    11,725       5.222%** due 8/01/2028                                                                     3,693
                     4,730    Port of Oakland, California, DRIVERS, AMT, Series 839Z, 7.155% due 11/01/2010 (c)(k)          5,295
                       145    Port of Oakland, California, Revenue Bonds, AMT, Series K, 5.75% due 11/01/2021 (c)             157
                     7,000    Port of Oakland, California, Trust Receipts, Revenue Bonds, AMT, Class R, Series K,
                              8.183% due 11/01/2021 (c)(k)                                                                  8,141
                    10,000    Riverside County, California, Public Financing Authority, Tax Allocation Revenue Bonds
                              (Redevelopment Projects), 5% due 10/01/2035 (e)                                              10,365
                    15,000    Sacramento County, California, Sanitation District Financing Authority Revenue Bonds,
                              Series A, 5% due 12/01/2035 (a)                                                              15,805
                    25,000    San Diego County, California, Water Authority, Water Revenue Bonds, COP, Series A, 5%
                              due 5/01/2031 (g)                                                                            26,328
                     8,310    Stockton, California, Public Financing Authority, Lease Revenue Bonds (Parking &
                              Capital Projects), 5.25% due 9/01/2034 (c)                                                    8,911

District of         15,000    Metropolitan Washington Airports Authority, D.C., Airport System Revenue Refunding
Columbia--1.4%                Bonds, AMT, Series A, 5% due 10/01/2035 (i)                                                  15,393

Florida--1.7%        3,500    Escambia County, Florida, Health Facilities Authority, Health Facility Revenue Bonds
                              (Florida Health Care Facility Loan), 5.95% due 7/01/2020 (a)                                  3,545
                     5,375    Miami-Dade County, Florida, Aviation Revenue Bonds, RIB, AMT, Series 1054-X, 7.45% due
                              10/01/2025 (c)(k)                                                                             6,038
                     1,000    Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International
                              Airport), AMT, 5.375% due 10/01/2027 (c)                                                      1,058
                              Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds:
                     5,000       (Adventist Health System), 5.625% due 11/15/2032                                           5,329
                     2,000       (Orlando Regional Healthcare), 5.75% due 12/01/2032                                        2,135

Georgia--4.6%                 Atlanta, Georgia, Airport General Revenue Refunding Bonds (g):
                    26,500       AMT, Series A, 5.125% due 1/01/2030                                                       27,604
                    12,500       Series B, 5.25% due 1/01/2033                                                             13,372
                              Monroe County, Georgia, Development Authority, PCR, Refunding (Oglethorpe Power
                              Corporation--Scherer), VRDN (a)(h):
                     3,400       Series A, 2.98% due 1/01/2020                                                              3,400
                     1,700       Series B, 2.98% due 1/01/2020                                                              1,700
                     2,100    Rockdale County, Georgia, Water and Sewer Authority, Revenue Bonds, 5% due 7/01/2029 (g)      2,224

Hawaii--0.2%         2,000    Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (g)                                          2,196

Illinois--7.8%                Chicago, Illinois, O'Hare International Airport Revenue Bonds, AMT:
                    13,115       DRIVERS, Series 368, 8.654% due 7/01/2011 (i)(k)                                          16,495
                     8,600       DRIVERS, Series 369, 10.378% due 7/01/2011 (e)(k)                                         10,710
                    16,685       Third Lien, Series B-2, 5.25% due 1/01/2027 (i)                                           17,538
                              Chicago, Illinois, O'Hare International Airport, Revenue Refunding Bonds, AMT:
                     8,200       DRIVERS, Series 653-Z, 7.654% due 1/01/2012 (g)(k)                                         8,966
                     1,500       Third Lien, Series C-2, 5.25% due 1/01/2034 (e)                                            1,568
                    10,000    Illinois State, GO, First Series, 5.50% due 4/01/2016 (g)                                    11,077
                     2,000    Illinois State Sales Tax Revenue Bonds, 6.125% due 6/15/2016                                  2,255
                     6,035    McLean and Woodford Counties, Illinois, Community Unit, School District Number 005, GO,
                              Refunding, 6.375% due 12/01/2016 (g)                                                          7,026
                     4,800    Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue
                              Refunding Bonds (McCormick Place Expansion Project), Series B, 5.75% due 6/15/2023 (i)        5,413
                     1,000    Regional Transportation Authority, Illinois, Revenue Bonds, Series C, 7.75% due
                              6/01/2020 (c)                                                                                 1,405

Indiana--4.8%        2,250    Indiana Health Facilities Financing Authority, Hospital Revenue Bonds (Deaconess
                              Hospital Obligated Group), Series A, 5.375% due 3/01/2034 (a)                                 2,419
                              Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A (c):
                     3,000       5.25% due 6/01/2026                                                                        3,232
                    14,000       5.25% due 6/01/2028                                                                       15,103
                    20,000       5.25% due 6/01/2029                                                                       21,544
                     8,000    Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue Bonds (Waterworks
                              Project), Series A, 5.125% due 7/01/2027 (i)                                                  8,417


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                                (In Thousands)
                    Face
State               Amount    Municipal Bonds                                                                            Value
Kansas--0.9%       $ 8,500    Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric Company Project),
                              Series A, 5.30% due 6/01/2031 (i)                                                        $    9,132

Louisiana--1.9%      3,750    Louisiana Local Government, Environmental Facilities, Community Development
                              Authority Revenue Bonds (Capital Projects and Equipment Acquisition), Series A,
                              6.30% due 7/01/2030 (a)                                                                       4,117
                    15,000    Louisiana Public Facilities Authority, Revenue Refunding Bonds (Baton Rouge General
                              Medical Center Project), 5.25% due 7/01/2033 (d)(i)                                          15,941

Massachusetts--4.9%  2,500    Massachusetts State, HFA, Housing Development Revenue Refunding Bonds, Series B, 5.40%
                              due 12/01/2028 (i)                                                                            2,575
                     7,550    Massachusetts State Port Authority Revenue Bonds, Series A, 5% due 7/01/2033 (i)              7,881
                              Massachusetts State Special Obligation Dedicated Tax Revenue Bonds (c):
                     8,460       5.25% due 1/01/2025                                                                        9,151
                     6,160       5.25% due 1/01/2028                                                                        6,644
                    10,000       5.75% due 1/01/2032                                                                       11,295
                    10,000       5% due 1/01/2034                                                                          10,472
                              Massachusetts State Water Resource Authority, General Revenue Refunding Bonds,
                              Series A (i):
                     1,500       5% due 8/01/2028                                                                           1,599
                     2,020       5% due 8/01/2029                                                                           2,147

Michigan--4.2%       9,360    Clarkston, Michigan, Community Schools, GO, 5.25% due 5/01/2029 (g)                          10,016
                     6,500    Michigan State Hospital Finance Authority, Revenue Refunding Bonds, 5% due 11/15/2036 (i)     6,767
                              Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds, DRIVERS,
                              AMT (e)(k):
                     2,500       Series 857Z, 7.712% due 3/01/2010                                                          2,842
                     4,000       Series 858Z, 7.413% due 12/01/2011                                                         4,570
                    20,000    Wayne County, Michigan, Airport Authority Revenue Bonds (Detroit Metropolitan Wayne
                              County Airport), AMT, 5% due 12/01/2029 (i)                                                  20,562

Minnesota--1.2%      1,250    Chaska, Minnesota, Electric Revenue Refunding Bonds (Generating Facilities), Series A,
                              5.25% due 10/01/2025                                                                          1,337
                    10,000    Minneapolis and Saint Paul, Minnesota, Metropolitan Airports Commission, Airport
                              Revenue Bonds, Series A, 5.90% due 1/01/2029 (c)                                             11,028

Missouri--0.3%         210    Missouri State Housing Development Commission, S/F Mortgage Revenue Bonds (Homeowner
                              Loan), AMT, Series C-1, 7.15% due 3/01/2032 (l)                                                 218
                     2,800    Saint Louis, Missouri, Airport Revenue Bonds (Airport Development Program), Series A,
                              5.625% due 7/01/2019 (i)                                                                      3,109

Nevada--10.7%       25,000    Clark County, Nevada, Airport System Subordinate Lien Revenue Bonds, Series A-2, 5%
                              due 7/01/2030 (c)                                                                            26,025
                              Clark County, Nevada, IDR (Southwest Gas Corporation Project), AMT:
                    12,675       Series A, 5.25% due 7/01/2034 (a)                                                         13,273
                    12,000       Series D, 5.25% due 3/01/2038 (c)                                                         12,465
                     6,000    Henderson, Nevada, Health Care Facilities Revenue Bonds (Catholic Healthcare West),
                              Series A, 5.625% due 7/01/2024                                                                6,409
                     5,000    Humboldt County, Nevada, PCR, Refunding (Sierra Pacific Project), 6.55% due 10/01/2013 (a)    5,250
                    20,375    Nevada State, Nevada Municipal Bond Bank, GO, Series A, 5.50% due 11/01/2025 (c)             20,799
                     3,130    Reno, Nevada, Capital Improvement Revenue Bonds, 5.50% due 6/01/2019 (c)                      3,474
                              Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra Pacific Power Company), AMT:
                    15,000       6.65% due 12/01/2017 (a)                                                                  15,120
                     5,000       6.55% due 9/01/2020 (i)                                                                    5,092
                     5,000    Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific Power Company),
                              AMT, 6.65% due 6/01/2017 (i)                                                                  5,197

New Jersey--6.6%    16,000    Garden State Preservation Trust of New Jersey, Open Space and Farmland Preservation
                              Revenue Bonds, Series A, 5.75% due 11/01/2028 (g)                                            19,183
                              New Jersey EDA, Cigarette Tax Revenue Bonds:
                     3,060       5.75% due 6/15/2029                                                                        3,280
                     2,610       5.50% due 6/15/2031                                                                        2,726
                    14,135       5.75% due 6/15/2034                                                                       15,096
                    14,830    New Jersey EDA, Revenue Bonds, DRIVERS, Series 785-Z, 7.196% due 7/01/2012 (i)(k)            17,173
                              New Jersey EDA, School Facilities Construction Revenue Bonds, Series I:
                     5,500       5.25% due 9/01/2028                                                                        5,881
                     3,250       5.25% due 9/01/2029                                                                        3,475
                              Newark, New Jersey, Housing Authority, Port Authority-Port Newark Marine Terminal
                              Additional Rent-Backed Revenue Bonds (City of Newark Redevelopment Projects) (i):
                     1,500       5.50% due 1/01/2027                                                                        1,656
                     1,380       5.50% due 1/01/2028                                                                        1,521


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                                (In Thousands)
                    Face
State               Amount    Municipal Bonds                                                                            Value
New Mexico--0.2%   $ 1,605    New Mexico Educational Assistance Foundation, Student Loan Revenue Refunding Bonds
                              (Student Loan Program), AMT, First Sub-Series A-2, 6.65% due 11/01/2025                  $    1,612
                       755    New Mexico Mortgage Finance Authority, S/F Mortgage Revenue Bonds, AMT, Series C-2,
                              6.95% due 9/01/2031 (l)                                                                         766

New York--20.8%     10,250    Long Island Power Authority, New York, Electric System Revenue Bonds, Series A, 5.10%
                              due 9/01/2029                                                                                10,728
                    12,500    Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Refunding
                              Bonds, Series B, 5.125% due 7/01/2024 (a)(b)                                                 13,144
                    17,250    Metropolitan Transportation Authority, New York, Revenue Bonds, Series A, 5% due
                              11/15/2033 (a)                                                                               18,190
                    75,000    New York City, New York, City Municipal Water Finance Authority, Water and Sewer
                              System, Revenue Refunding Bonds, Series B, 5% due 6/15/2036 (g)                              78,671
                              New York City, New York, GO:
                    13,840       Series B, 5.875% due 8/01/2016 (i)                                                        15,603
                    10,000       Series J, 5.25% due 5/15/2024                                                             10,698
                     1,000       Series J, 5.25% due 5/15/2025                                                              1,074
                    20,000       Series M, 5% due 4/01/2030                                                                20,760
                     6,000       Sub-Series C-1, 5.25% due 8/15/2026                                                        6,433
                    22,500    New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds, Series A,
                              5% due 10/15/2032 (a)                                                                        23,767
                    19,500    Port Authority of New York and New Jersey, Consolidated Revenue Bonds, AMT, One Hundred
                              Thirty-Seventh Series, 5.125% due 7/15/2030 (g)                                              20,549

North                6,500    Raleigh-Durham, North Carolina, Airport Authority, Airport Revenue Bonds, Series A,
Carolina--1.0%                5% due 5/01/2030 (a)                                                                          6,822
                     3,820    University of North Carolina at Charlotte, COP (Student Housing Project), 5% due
                              3/01/2031 (a)                                                                                 4,021

Ohio--0.2%           1,500    Franklin County, Ohio, Hospital Improvement Revenue Bonds (Children's Hospital Project),
                              5.50% due 5/01/2028 (a)                                                                       1,638

Oklahoma--0.8%       7,500    Oklahoma State IDR, Refunding, DRIVERS, Series 455, 8.184% due 2/15/2008 (i)(k)               8,919

Oregon--3.3%         8,185    Multnomah-Clackamas Counties, Oregon, Gresham-Barlo School District Number 10JT, GO,
                              5.50% due 6/15/2011 (f)(g)                                                                    9,067
                     8,445    Oregon State Department of Administrative Services, COP, Series A, 5% due 5/01/2030 (g)       8,863
                              Portland, Oregon, Sewer System Revenue Bonds, Series A (c):
                     5,000       5.75% due 8/01/2019                                                                        5,570
                    10,000       5.75% due 8/01/2020                                                                       11,056

Pennsylvania--4.2%   7,800    Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds, DRIVERS, Series 460-Z,
                              7.695% due 6/01/2012 (a)(k)                                                                   9,514
                              Philadelphia, Pennsylvania, School District, GO (c):
                     5,175       Series B, 5.625% due 8/01/2012 (f)                                                         5,916
                    12,115       Series D, 5.125% due 6/01/2034                                                            12,760
                     6,000       Series D, 5.25% due 6/01/2034                                                              6,416
                     3,500    Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series A, 5% due
                              7/01/2035 (g)                                                                                 3,668
                     5,000    Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Bonds (Guthrie
                              Healthcare System), Series B, 7.125% due 12/01/2031                                           5,907

South                1,435    South Carolina Housing Finance and Development Authority, Mortgage Revenue Refunding
Carolina--2.3%                Bonds, AMT, Series A-2, 6.35% due 7/01/2019 (g)                                               1,471
                    18,030    South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A, 5% due
                              10/01/2029 (a)                                                                               18,793
                     4,200    Spartanburg County, South Carolina, Solid Waste Disposal Facilities Revenue Bonds
                              (BMW Project), AMT, 7.55% due 11/01/2024                                                      4,373

Tennessee--1.7%      1,500    Sevier County, Tennessee, Public Building Authority, Local Government Public Improvement
                              Revenue Bonds, VRDN, Series IV-B11, 3.01% due 6/01/2025 (g)(h)                                1,500
                              Sevier County, Tennessee, Public Building Authority Revenue Bonds, Local Government
                              Public Improvement IV, VRDN (h):
                     1,200       Series B-6, 3.01% due 6/01/2020 (g)                                                        1,200
                     1,400       Series E-1, 3.01% due 6/01/2030 (a)                                                        1,400
                     1,300       Series E-4, 3.01% due 6/01/2020 (a)                                                        1,300
                     1,400    Sevier County, Tennessee, Public Building Authority Revenue Bonds, Local Government
                              Public Improvement, VRDN, Series IV-1, 3.01% due 6/01/2023 (g)(h)                             1,400
                              Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series 2B:
                     1,795       6.05% due 7/01/2012                                                                        1,834
                     2,250       6.15% due 7/01/2014                                                                        2,280
                              Tennessee HDA, Revenue Refunding Bonds (Homeownership Program), AMT, Series A (g):
                     3,800       5.25% due 7/01/2022                                                                        3,950
                     2,695       5.35% due 1/01/2026                                                                        2,793


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Schedule of Investments (continued)                                                                                (In Thousands)
                    Face
State               Amount    Municipal Bonds                                                                            Value
Texas--12.2%       $ 8,000    Bell County, Texas, Health Facilities Development Corporation, Hospital Revenue
                              Bonds (Scott & White Memorial Hospital), VRDN, Series 2001-2, 2.98% due
                              8/15/2031 (h)(i)                                                                         $    8,000
                     1,880    Bexar, Texas, Metropolitan Water District, Waterworks System Revenue Refunding
                              Bonds, 6.35% due 5/01/2025 (i)                                                                1,922
                    10,500    Dallas-Fort Worth, Texas, International Airport Revenue Bonds, DRIVERS, AMT,
                              Series 353, 7.654% due 5/01/2011 (i)(k)                                                      11,909
                     7,500    Dallas-Fort Worth, Texas, International Airport Revenue Refunding Bonds, DRIVERS, AMT,
                              Series 336Z, 9.639% due 11/01/2026 (c)(k)                                                     8,589
                              Harris County, Houston, Texas, Sports Authority, Revenue Refunding Bonds, Senior Lien,
                              Series G (i):
                     1,665       5.75% due 11/15/2019                                                                       1,852
                     3,500       5.75% due 11/15/2020                                                                       3,864
                    10,000       5.25% due 11/15/2030                                                                      10,531
                              Houston, Texas, Airport System Revenue Refunding Bonds (g):
                    15,000       RIB, Series 845X, 7.73% due 7/01/2030 (k)                                                 17,329
                     9,500       Sub-Lien, AMT, Series A, 5.70% due 7/01/2030                                               9,535
                    11,075    North Central Texas, Health Facility Development Corporation Revenue Bonds (Methodist
                              Hospitals--Dallas), VRDN, Series B, 3.05% due 10/01/2015 (h)(i)                              11,075
                     4,835    Texas State Department of Housing and Community Affairs, S/F Mortgage Revenue Bonds,
                              AMT, Series A, 5.45% due 9/01/2023 (i)(l)                                                     5,055
                    10,000    Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier,
                              Series A, 5.50% due 8/15/2039 (a)                                                            11,000
                     4,000    Texas Technical University, Financing System Revenue Bonds, Seventh Series, 5.50% due
                              8/15/2019 (i)                                                                                 4,419
                    10,000    Travis County, Texas, Health Facilities Development Corporation, Revenue Refunding Bonds,
                              RITR, Series 4, 8.374% due 11/15/2024 (a)(k)                                                 12,428
                    11,240    University of Houston, Texas, University Revenue Bonds, 5.50% due 2/15/2030 (i)              12,080

Vermont--0.1%          900    Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 12B, 6.30% due 11/01/2019 (g)               910

Virginia--0.3%       2,500    Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding Bonds (Old Dominion
                              Electric Cooperative Project), AMT, 5.625% due 6/01/2028 (a)                                  2,742

Washington--17.6%             Bellevue, Washington, GO, Refunding (i):
                     2,545       5.25% due 12/01/2026                                                                       2,738
                     2,455       5.25% due 12/01/2027                                                                       2,644
                     2,850       5.25% due 12/01/2028                                                                       3,067
                     3,000       5.25% due 12/01/2029                                                                       3,224
                    17,600       5% due 12/01/2034                                                                         18,348
                    16,150    Central Puget Sound Regional Transportation Authority, Washington, Sales and Use Tax
                              Revenue Bonds, Series A, 5% due 11/01/2030 (a)                                               16,910
                     3,030    Chelan County, Washington, Public Utility District Number 001, Consolidated Revenue
                              Bonds (Chelan Hydro System), AMT, Series A, 5.45% due 7/01/2037 (a)                           3,198
                              Chelan County, Washington, Public Utility District Number 001, Consolidated Revenue
                              Refunding Bonds (Chelan Hydro System), AMT (i):
                     6,595       Series B, 6.35% due 7/01/2026                                                              7,152
                     6,000       Series C, 5.65% due 7/01/2032                                                              6,454
                    10,000    Energy Northwest, Washington, Electric Revenue Refunding Bonds (Project Number 1),
                              Series B, 6% due 7/01/2017 (i)                                                               11,443
                    12,385    King County, Washington, Sewer, GO, 5% due 1/01/2030 (c)                                     12,935
                     3,500    Port Seattle, Washington, Revenue Bonds, Series A, 5.50% due 2/01/2026 (i)                    3,779
                    19,565    Port Seattle, Washington, Revenue Refunding Bonds, Series B, AMT, 5.20% due 7/01/2029 (i)    20,467
                    10,000    Radford Court Properties, Washington, Student Housing Revenue Bonds, 5.75% due
                              6/01/2032 (i)                                                                                11,035
                     1,720    Seattle, Washington, Drain and Wastewater Utility Revenue Bonds, 5.75% due 11/01/2029 (i)     1,892
                     2,000    Seattle, Washington, Water System Revenue Bonds, Series B, 6% due 7/01/2029 (c)               2,206
                              Skagit County, Washington, Public Hospital District, GO, Series A (i):
                     4,945       5.25% due 12/01/2025                                                                       5,341
                     5,450       5.25% due 12/01/2026                                                                       5,864
                     7,250    Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series B, 5.50% due
                              12/01/2019 (a)                                                                                7,729
                     2,000    University of Washington, University Revenue Bonds (Student Facilities Fee), 5.75%
                              due 6/01/2025 (g)                                                                             2,207
                              Washington State, GO:
                    10,000       DRIVERS, Series 438Z, 7.935% due 1/01/2009 (i)(k)                                         11,767
                    15,930       Series B, 6% due 1/01/2010 (f)(g)                                                         17,939
                     7,000    Washington State Health Care Facilities Authority Revenue Bonds (Providence Health
                              System), Series A, 5.25% due 10/01/2021 (i)                                                   7,487


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Schedule of Investments (concluded)                                                                                (In Thousands)
                    Face
State               Amount    Municipal Bonds                                                                            Value
West               $ 5,925    Harrison County, West Virginia, County Commission for Solid Waste Disposal Revenue
Virginia--0.6%                Bonds (Monongahela Power), AMT, Series C, 6.75% due 8/01/2024 (a)                        $    6,062

Wisconsin--0.3%      3,395    Wisconsin State Health and Educational Facilities Authority Revenue Bonds
                              (Synergyhealth Inc.), 6% due 11/15/2032                                                       3,608

Puerto Rico--1.1%   11,000    Puerto Rico Public Buildings Authority, Government Facilities, Revenue Refunding
                              Bonds, Series I, 5.25% due 7/01/2029                                                         11,793

                    Total Investments (Cost--$1,551,067*)--155.1%                                                       1,640,066
                    Liabilities in Excess of Other Assets--(1.2%)                                                        (12,317)
                    Preferred Stock, at Redemption Value--(53.9%)                                                       (570,060)
                                                                                                                       ----------
                    Net Assets Applicable to Common Stock--100.0%                                                      $1,057,689
                                                                                                                       ==========

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                             (in Thousands)

    Aggregate cost                                           $    1,551,039
                                                             ==============
    Gross unrealized appreciation                            $       89,307
    Gross unrealized depreciation                                     (280)
                                                             --------------
    Net unrealized appreciation                              $       89,027
                                                             ==============

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FHA Insured.

(e) XL Capital Insured.

(f) Prerefunded.

(g) FSA Insured.

(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

(i) MBIA Insured.

(j) FNMA Collateralized.

(k) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(l) FNMA/GNMA Collateralized.

    Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                             (in Thousands)

                                                  Net              Dividend
    Affiliate                                   Activity             Income

    Merrill Lynch Institutional
       Tax-Exempt Fund                           (131)                 --++

    ++ Amount is less than $1,000.


    Forward interest rate swaps outstanding as of April 30, 2005 were as follows:


                                                             (in Thousands)

                                                Notional         Unrealized
                                                 Amount        Depreciation

    Receive a variable rate equal to
    a 7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate equal to 3.76%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2015                           $ 26,600         $    (341)

    Receive a variable rate based on
    3-month USD LIBOR and pay a
    fixed rate equal to 5.066%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires July 2015                           $ 70,000            (2,320)

    Receive a variable rate equal to
    a 7-day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate equal to 3.702%

    Broker, JPMorgan Chase Bank
    Expires July 2015                           $226,000            (1,464)

    Receive a variable rate equal to
    a 7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate equal to 3.971%

    Broker, JPMorgan Chase Bank
    Expires August 2026                         $ 15,555               (45)
                                                                 ----------
    Total                                                        $  (4,170)
                                                                 ==========

    See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Statement of Net Assets

As of April 30, 2005
Assets

           Investments in unaffiliated securities, at value (cost--$1,551,067,210)                                $ 1,640,066,125
           Cash                                                                                                        11,220,857
           Receivables:
               Interest                                                                        $    27,478,963
               Securities sold                                                                      14,257,838         41,736,801
                                                                                               ---------------
           Prepaid expenses                                                                                                24,607
                                                                                                                  ---------------
           Total assets                                                                                             1,693,048,390
                                                                                                                  ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                                                       4,170,328
           Payables:
               Securities purchased                                                                 59,554,346
               Dividends to Common Stock shareholders                                                  642,247
               Investment adviser                                                                      620,527
               Other affiliates                                                                         17,000         60,834,120
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                         295,283
                                                                                                                  ---------------
           Total liabilities                                                                                           65,299,731
                                                                                                                  ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share (2,200 Series A
           Shares, 2,200 Series B Shares, 2,200 Series C Shares, 2,200 Series D Shares,
           4,000 Series E Shares, 2,400 Series F Shares, 2,400 Series G Shares, 2,600
           Series H Shares and 2,600 Series I Shares of AMPS* authorized, issued and
           outstanding at $25,000 per share liquidation preference)                                                   570,059,998
                                                                                                                  ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                                  $ 1,057,688,661
                                                                                                                  ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (67,303,125 shares issued and outstanding)                      $     6,730,313
           Paid-in capital in excess of par                                                                           942,966,033
           Undistributed investment income--net                                                $    12,184,296
           Undistributed unrealized capital gains--net                                              10,979,432
           Unrealized appreciation--net                                                             84,828,587
                                                                                               ---------------
           Total accumulated earnings--net                                                                            107,992,315
                                                                                                                  ---------------
           Total--Equivalent to $15.72 net asset value per share of Common Stock
           (market price--$14.56)                                                                                 $ 1,057,688,661
                                                                                                                  ===============

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Statement of Operations

For the Six Months Ended April 30, 2005
Investment Income

           Interest                                                                                               $    40,524,739
           Dividends from affiliates                                                                                          378
                                                                                                                  ---------------
           Total income                                                                                                40,525,117
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     4,038,067
           Commission fees                                                                             714,778
           Accounting services                                                                         192,343
           Transfer agent fees                                                                          82,407
           Custodian fees                                                                               38,325
           Professional fees                                                                            34,778
           Directors' fees and expenses                                                                 24,241
           Listing fees                                                                                 23,566
           Printing and shareholder reports                                                             21,257
           Pricing fees                                                                                 19,195
           Other                                                                                        39,025
                                                                                               ---------------
           Total expenses before reimbursement                                                       5,227,982
           Reimbursement of expenses                                                                      (52)
                                                                                               ---------------
           Total expenses after reimbursement                                                                           5,227,930
                                                                                                                  ---------------
           Investment income--net                                                                                      35,297,187
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on:
               Investments--net                                                                     14,955,404
               Forward interest rate swaps--net                                                        699,635         15,655,039
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                      (907,624)
               Forward interest rate swaps--net                                                    (3,325,062)        (4,232,686)
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                     11,422,353
                                                                                                                  ---------------

Dividends & Distributions to Preferred Stock Shareholders

           Investment income--net                                                                                     (4,990,636)
           Realized gain--net                                                                                            (69,550)
                                                                                                                  ---------------
           Total dividends and distributions to Preferred Stock shareholders                                          (5,060,186)
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    41,659,354
                                                                                                                  ===============

           See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Statements of Changes in Net Assets
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                   April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                    2005              2004
Operations

           Investment income--net                                                              $    35,297,187    $    66,691,762
           Realized gain--net                                                                       15,655,039          9,024,316
           Change in unrealized appreciation/depreciation--net                                     (4,232,686)         11,955,004
           Dividends and distributions to Preferred Stock shareholders                             (5,060,186)        (5,014,754)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     41,659,354         82,656,328
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

           Investment income--net                                                                 (32,440,105)       (61,673,831)
           Realized gains--net                                                                       (953,820)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends and distributions to
           Common Stock shareholders                                                              (33,393,925)       (61,673,831)
                                                                                               ---------------    ---------------

Common Stock Transactions

           Offering and underwriting costs resulting from issuance of Preferred Stock                       --        (1,509,721)
           Proceeds from issuance of Common Stock resulting from reorganization                             --         76,288,852
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from Common Stock transactions                              --         74,779,131
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                                   8,265,429         95,761,628
           Beginning of period                                                                   1,049,423,232        953,661,604
                                                                                               ---------------    ---------------
           End of period*                                                                      $ 1,057,688,661    $ 1,049,423,232
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $    12,184,296    $    14,317,850
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Financial Highlights
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,              For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    15.59    $    15.36   $    15.15   $    15.18   $    14.16
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                     .52+++       1.04+++      1.08+++         1.07         1.08
           Realized and unrealized gain (loss)--net                      .17           .25          .16        (.04)         1.05
           Less dividends and distributions to Preferred
           Stock shareholders:
               Investment income--net                                  (.07)         (.07)        (.08)        (.11)        (.23)
               Realized gain--net                                       --++            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .62          1.22         1.16          .92         1.90
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Stock shareholders:
               Investment income--net                                  (.48)         (.97)        (.95)        (.95)        (.88)
               Realized gain--net                                      (.01)            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions to Common Stock
           shareholders                                                (.49)         (.97)        (.95)        (.95)        (.88)
                                                                  ----------    ----------   ----------   ----------   ----------
           Offering costs resulting from the issuance of
           Preferred Stock                                                --         (.02)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    15.72    $    15.59   $    15.36   $    15.15   $    15.18
                                                                  ==========    ==========   ==========   ==========   ==========
           Market price per share, end of period                  $    14.56    $    14.57   $    14.51   $    14.31   $    15.06
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                     4.34%+++++         8.52%        8.18%        6.52%       13.89%
                                                                  ==========    ==========   ==========   ==========   ==========
           Based on market price per share                        3.40%+++++         7.36%        8.19%        1.42%       25.49%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement***                    1.00%*          .95%         .94%         .97%         .98%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total expenses***                                          1.00%*          .95%         .95%         .97%         .98%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total investment income--net***                            6.74%*         6.77%        6.99%        7.16%        7.34%
                                                                  ==========    ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock shareholders         .95%*          .51%         .49%         .73%        1.59%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                               5.79%*         6.26%        6.50%        6.43%        5.75%
                                                                  ==========    ==========   ==========   ==========   ==========


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Financial Highlights (concluded)
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived          April 30,              For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders                  1.76%*         1.08%        1.06%        1.53%        3.30%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets applicable to Common Stock, end of
           period (in thousands)                                  $1,057,689    $1,049,423   $  953,662   $  940,852   $  940,359
                                                                  ==========    ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of period
           (in thousands)                                         $  570,000    $  570,000   $  440,000   $  440,000   $  440,000
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         63.25%       144.40%      114.05%       97.34%       99.00%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                              $    2,856    $    2,841   $    3,167   $    3,138   $    3,137
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                       $      191    $      272   $      270   $      364   $      833
                                                                  ==========    ==========   ==========   ==========   ==========
           Series B--Investment income--net                       $      200    $      283   $      273   $      364   $      842
                                                                  ==========    ==========   ==========   ==========   ==========
           Series C--Investment income--net                       $      228    $      251   $      268   $      360   $      849
                                                                  ==========    ==========   ==========   ==========   ==========
           Series D--Investment income--net                       $      236    $      264   $      247   $      348   $      825
                                                                  ==========    ==========   ==========   ==========   ==========
           Series E--Investment income--net                       $      220    $      259   $      240   $      352   $      790
                                                                  ==========    ==========   ==========   ==========   ==========
           Series F--Investment income--net                       $      204    $      271   $      274   $      359   $      860
                                                                  ==========    ==========   ==========   ==========   ==========
           Series G--Investment income--net                       $      224    $      269   $      304   $      545   $      799
                                                                  ==========    ==========   ==========   ==========   ==========
           Series H++++--Investment income--net                   $      230    $       63           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========
           Series I++++--Investment income--net                   $      230    $       65           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Amount is less than $(.01) per share.

          ++++ Series H and Series I were issued on August 23, 2004.

           +++ Based on average shares outstanding.

         +++++ Aggregate total investment return.

               See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the
Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2005



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the stock.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of the management fees the Fund pays to FAM indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended April 30, 2005, FAM reimbursed the Fund in the amount of $52.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received $17,100 in commissions on the execution of portfolio security transactions for the Fund for the six months ended
April 30, 2005.

For the six months ended April 30, 2005, the Fund reimbursed FAM $17,363 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2005 were $1,002,613,151 and $1,014,741,139, respectively.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2005 remained constant and for the year ended October 31, 2004 increased by 5,204,029 as a result of issuance of Common Stock from reorganization.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2005 were as follows: Series A, 2.25%; Series B, 2.45%; Series C, 2.41%; Series D, 2.65%; Series E, 2.63%; Series F, 2.40%; Series G, 2.45%;
Series H, 2.80%; and Series I, 2.55%.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2005



Notes to Financial Statements (concluded)


Shares issued and outstanding for the six months ended April 30, 2005 remained constant. Shares issued and outstanding for the year ended October 31, 2004 increased by 5,200 shares from the issuance of two additional series of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2005, MLPF&S earned $410,056 as commissions.


5. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.080000 per share on May 27, 2005 to shareholders of record on May 13, 2005.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2005



Officers and Directors


Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MYI


Effective January 1, 2005, Terry K. Glenn retired as President and Director of MuniYield Insured Fund, Inc. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Insured Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Insured Fund, Inc.


Date: June 20, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Insured Fund, Inc.


Date: June 20, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Insured Fund, Inc.


Date: June 20, 2005